                                                                    EXHIBIT 99.2

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

        The following unaudited pro forma condensed combined financial information is based on the historical financial statements of the TriZetto Group, Inc. ("TriZetto"), Erisco Managed Care Technologies, Inc. ("Erisco") and Resource Information Management Systems, Inc. ("RIMS") and has been prepared to illustrate the effect of the merger of TriZetto, Erisco and RIMS (the "Mergers").

        The unaudited pro forma combined condensed balance sheet is as of September 30, 2000 and is presented as if the Mergers occurred as of September 30, 2000. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1999 and for the nine-month period ended September 30, 2000 assume that the Mergers occurred as of January 1, 1999.

        The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and accompanying disclosures contained in this filing on Form 8-K/A.

ERISCO

        The Merger will be accounted for under the purchase method of accounting in accordance with Accounting Principles Board ("APB") Opinion No. 16. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is created to the extent that the Merger consideration, including certain acquisition and closing costs, exceeds the fair value of the net assets acquired. Based on the information currently available, the Merger is estimated to initially create approximately $189.5 million in goodwill and other intangibles. This goodwill and other intangibles will be amortized on a straight-line basis over 3-5 years. The actual goodwill arising from the Merger will be based on the Merger consideration, including certain estimated acquisition and closing costs, and fair values of assets and liabilities as of the date the merger is consummated. The Company anticipates making a final purchase price allocation in the fourth quarter of 2000 based upon completion of management's assessment of the fair value of assets acquired and liabilities assumed as of the date the Merger was consummated. Most significantly, management is in the process of performing a full analysis of deferred revenue and acquisition costs and the final amount of deferred revenue and acquisition costs could be materially different than the estimated amount shown in the pro forma financial statements. Therefore, the actual goodwill amount arising from the Merger or the related amortization period may be more or less than the amount or period currently contemplated in the unaudited pro forma condensed combined financial information.

        TriZetto expects that it will incur costs in connection with the Merger which will be capitalized. Neither certain post-combination integration expenses resulting from combining the companies, which will be expensed, nor the impact of interest income related to cash proceeds, are reflected in the unaudited pro forma combined condensed financial information. Additionally, the unaudited pro forma combined condensed financial information is based on a number of assumptions, estimates and uncertainties including, but not limited to, estimates of the fair values of assets acquired and liabilities assumed, deferred income taxes and estimated acquisition and closing costs.

        The unaudited pro forma combined condensed financial information presented below does not reflect future events that may occur after the Merger. TriZetto believes that certain operating expense synergies between TriZetto and Erisco will be realized after the Merger. However, for purposes of the unaudited pro forma combined condensed financial information presented below, these synergies have not been reflected because TriZetto cannot assure you that they will be realized.

        The unaudited pro forma condensed combined financial information is based on the issuance of 12,142,857 shares of TriZetto's common stock to effect the Merger.

        As a result of these assumptions, estimates and uncertainties, the accompanying unaudited pro forma combined condensed financial information does not purport to describe the actual financial condition or results of operations that would have been achieved had the Merger in fact occurred on the dates indicated, nor does it purport to predict TriZetto's future financial condition or results of operations.

RIMS

        The Merger will be accounted for under the purchase method of accounting in accordance with APB Opinion No. 16. Based on the information currently available, the Merger is estimated to initially create approximately $86.5 million in goodwill and other intangibles. It is currently estimated that this goodwill and other intangibles will be amortized on a straight-line basis over 4-5 years. The actual goodwill arising from the Merger will be based on the Merger consideration, including certain estimated acquisition and closing costs, and fair values of assets and liabilities on the date the merger is consummated. The Company anticipates making a final purchase price allocation in the fourth quarter of 2000 based upon completion of management's assessment of the fair value of assets acquired and liabilities assumed as of the date the Merger was consummated. Most significantly, management is in the process of performing a full analysis of deferred revenue and acquisition costs and the final amount of deferred revenue and acquisition costs could be materially different than the estimated amount shown in the pro forma financial statements. Therefore, the actual goodwill amount arising from the Merger or the related amortization period may be more or less than the amount or period currently contemplated in the unaudited pro forma combined condensed financial information.

        TriZetto expects that it will incur costs in connection with the Merger which will be capitalized. Neither certain post-combination integration expenses resulting from combining the companies, which will be expensed, nor the impact of interest income related to cash proceeds, are reflected in the unaudited pro forma combined condensed financial information. Additionally, the unaudited pro forma combined condensed financial information is based on a number of assumptions, estimates and uncertainties including, but not limited to, estimates of the fair values of assets acquired and liabilities assumed, deferred income taxes and estimated acquisition and closing costs.

        The unaudited pro forma combined condensed financial information presented below does not reflect future events that may occur after the Merger. TriZetto believes that certain operating expense synergies between TriZetto and RIMS will be realized after the Merger. However, for purposes of the unaudited pro forma condensed combined financial information presented below, these synergies have not been reflected because TriZetto cannot assure you that they will be realized.

        The unaudited pro forma combined condensed financial information is based on the issuance of 2,588,427 shares of TriZetto's common stock to effect the Merger. According to the terms and conditions of the Agreement and Plan of Merger ("Merger Agreement"), the shares issued to effect the Merger are subject to Lock-Up Restrictions such that 50% of the shares are released on the one-year anniversary of the Merger and 12.5% of the shares are released on the 15-month, 18-month, 21-month and 2-year anniversaries of the Merger, if the average closing price of TriZetto's common stock for the five trading days proceeding a lock-up release date is less than $17.50, TriZetto shall issue an additional number of shares of TriZetto's common stock such that the total number of shares eligible for sale on the lock-up release date (including shares sold prior to such date) has a value equal to $45,297,466.10 multiplied by the aggregate percentage of shares of TriZetto common stock released as of such date, provided, however, that TriZetto, in no event, shall be required to issue an aggregate number of additional shares in excess of 25% of the original shares issued. No effect has been included in the unaudited pro forma combined condensed financial information for the additional shares which may be issued as a result of the contingency.

        As a result of these assumptions, estimates and uncertainties, the accompanying unaudited pro forma combined condensed financial information does not purport to describe the actual financial condition or results of operations that would have been achieved had the Merger in fact occurred on the dates indicated, nor does it purport to predict TriZetto's future financial condition or results of operations.

                            THE TRIZETTO GROUP, INC.
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                           CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                    HISTORICAL
                                                          -------------------------------        PRO FORMA            PRO FORMA
                                                            TRIZETTO            ERISCO          ADJUSTMENTS       TRIZETTO & ERISCO
                                                          ------------       ------------       ------------      -----------------
ASSETS

Current assets

   Cash and cash equivalents                              $      6,818       $         --       $     32,000(A)      $     38,818
   Accounts receivable, net                                     11,594              3,382                                  14,976
   Current maturities of sales-type leases and notes                --                 --                                      --
   Current portion of notes receivable                              --                 --                                      --
   Prepaid expenses and other current assets                     3,744                658                                   4,402
   Due from IMS Health                                               -             28,283            (28,283)(A)               --
                                                          ------------       ------------       ------------         ------------
      Total current assets                                      22,156             32,323              3,717               58,196

Property and equipment, net                                     14,531              4,517                                  19,048
Computer software                                                   --              7,060             (7,060)(B)               --
Notes receivable                                                    --                 --                                      --
Long-term investments                                               --                 --                                      --
Other assets                                                     4,358                  6                                   4,364
Goodwill and other intangible assets, net                       20,116                 --            189,475(C)           209,591
                                                          ------------       ------------       ------------         ------------
      Total assets                                        $     61,161       $     43,906       $    186,132         $    291,199
                                                          ============       ============       ============         ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
   Accounts payable                                       $      3,421       $        617                            $      4,038
   Accrued expenses                                             11,969              4,679              5,768(D)            22,416
   Short-term obligations                                        6,697                 --                                   6,697
   Taxes payable                                                    --                 --                                      --
   Deferred income taxes                                            --                803               (803)(E)               --
   Deferred revenue                                                 --                 --                                      --
                                                          ------------       ------------       ------------         ------------
      Total current liabilities                                 22,087              6,099              4,965               33,151

Long term obligations                                            4,548                852                                   5,400
Deferred income taxes                                               --              2,155             13,337(E)            15,492
Deferred revenue                                                   213             10,960             (1,253)(F)            9,920
                                                          ------------       ------------       ------------         ------------
      Total liabilities                                         26,848             20,066             17,049               63,963

Stockholders' equity (deficit)
   Common stock                                                     21                 --                 12(H)                33
   Paid-in capital                                              72,774             57,057            135,854(G,H)         265,685
   Deferred stock compensation                                  (5,096)                --                                  (5,096)
   Accumulated deficit                                         (33,342)           (33,217)            33,217(I)           (33,342)
   Other stockholders' equity                                      (44)                                                       (44)
                                                          ------------       ------------       ------------         ------------
      Total stockholders' equity                                34,313             23,840            169,083              227,236
                                                          ------------       ------------       ------------         ------------
      Total liabilities and stockholders' equity          $     61,161       $     43,906       $    186,132         $    291,199
                                                          ============       ============       ============         ============

                                                           HISTORICAL                                  PRO FORMA
                                                          ------------         PRO FORMA                 TOTAL
                                                              RIMS            ADJUSTMENTS               COMPANY
                                                          ------------       ------------            ------------
ASSETS
Current assets
   Cash and cash equivalents                              $         --       $     (3,000)(K)        $     35,818
   Accounts receivable, net                                      4,879                                     19,855
   Current maturities of sales-type leases and notes             1,340                                      1,340
   Current portion of notes receivable                             209                                        209
   Refundable income taxes                                       2,179                                      2,179
   Prepaid expenses and other current assets                       324                                      4,726
   Due from IMS Health                                              --                                         --
                                                          ------------       ------------            ------------
      Total current assets                                       8,931             (3,000)                 64,127

Property and equipment, net                                      4,438                                     23,486
Computer software                                                5,308             (5,308)(L)                   -
Notes receivable                                                   115                                        115
Long-term investments                                            1,190                                      1,190
Other assets                                                       693                                      5,057
Goodwill and other intangible assets, net                           --             86,536 (M)             296,127
                                                          ------------       ------------            ------------
      Total assets                                        $     20,675       $     78,228            $    390,102
                                                          ============       ============            ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities
   Accounts payable                                       $      3,918                               $      7,956
   Cash overdraft                                                  569                                        569
   Accrued expenses                                                 --              3,000(N)               25,416
   Short-term obligations                                        7,455                                     14,152
   Deferred income taxes                                           778               (778)(O)                  --
   Deferred revenue                                              5,022             (1,010)(P)               4,012
                                                          ------------       ------------            ------------
      Total current liabilities                                 17,742              1,212                  52,105

Long term obligations                                            1,327                                      6,727
Deferred income taxes                                            1,529             18,401(O)               35,422
Deferred revenue                                                    --                                      9,920
                                                          ------------       ------------            ------------
      Total liabilities                                         20,598             19,613                 104,174

Stockholders' equity (deficit)
   Common stock                                                     --                  2(R)                   35
   Paid-in capital                                                 209             59,371(Q,R)            325,265
   Deferred stock compensation                                      --                                     (5,096)
   Accumulated deficit                                            (132)              (758)(S)             (34,232)
   Other stockholders' equity                                                                                 (44)
                                                          ------------       ------------            ------------
      Total stockholders' equity                                    77             58,615                 285,928
                                                          ------------       ------------            ------------
      Total liabilities and stockholders' equity          $     20,675       $     78,228            $    390,102
                                                          ============       ============            ============

                            THE TRIZETTO GROUP, INC.
                     Unaudited Pro Forma Combined Condensed
                      Consolidated Statement of Operations
                      Nine Months Ended September 30, 2000
                                 (in thousands)

                                                               HISTORICAL
                                                     -----------------------------        PRO FORMA        PRO FORMA
                                                       TRIZETTO          ERISCO          ADJUSTMENTS   TRIZETTO & ERISCO
                                                     -----------       -----------       -----------   -----------------
Revenues:
   Recurring revenue                                 $    38,581       $        --                        $    38,581
   Non-recurring revenue                                  16,302                --                             16,302
   Software revenue                                           --            37,869                             37,869
                                                     -----------       -----------       -----------      -----------
Total revenues                                            54,883            37,869                --           92,752

Cost of Revenues:
   Recurring cost of revenue                              35,495                --                             35,495
   Non-recurring cost of revenue                          11,367                --                             11,367
   Software cost of revenue                                   --            23,054                             23,054
                                                     -----------       -----------       -----------      -----------
Total cost of revenues                                    46,862            23,054                --           69,916

Gross profit                                               8,021            14,815                --           22,836

Operating expenses:
   Research and development                                4,624             2,952                              7,576
   Selling, general and administrative                    26,163             8,076            32,175(J)        66,414
   Amortization of deferred stock compensation             1,202                --                              1,202
   Write-off of acquired in-process technology               536                --                                536
                                                     -----------       -----------       -----------      -----------
Total operating expenses                                  32,525            11,028            32,175           75,728

Income (loss) from operations                            (24,504)            3,787           (32,175)         (52,892)

Interest income                                              922                                                  922
Interest expense                                            (647)               --                               (647)
Other expense                                                 --            (1,712)                            (1,712)
                                                     -----------       -----------       -----------      -----------
Income (loss) before provision for (benefit of)
   income taxes                                          (24,229)            2,075           (32,175)         (54,329)

Provision for (benefit of) income taxes                       --               894                                894
                                                     -----------       -----------       -----------      -----------

Net income (loss)                                    $   (24,229)      $     1,181       $   (32,175)     $   (55,223)
                                                     ===========       ===========       ===========      ===========

Net income (loss) per share
Basic                                                $     (1.21)

Diluted                                              $     (1.21)


Basic                                                     20,010

Diluted                                                   20,010

                                                      HISTORICAL                         PRO FORMA
                                                     -----------        PRO FORMA          TOTAL
                                                         RIMS          ADJUSTMENTS        COMPANY
                                                     -----------       -----------      -----------
Revenues:
   Recurring revenue                                 $        --                        $    38,581
   Non-recurring revenue                                      --                             16,302
   Software revenue                                       27,497                             65,366
                                                     -----------       -----------      -----------
Total revenues                                            27,497                --          120,249

Cost of Revenues:
   Recurring cost of revenue                                  --                             35,495
   Non-recurring cost of revenue                              --                             11,367
   Software cost of revenue                               10,299                             33,353
                                                     -----------       -----------      -----------
Total cost of revenues                                    10,299                --           80,215

Gross profit                                              17,198                --           40,034

Operating expenses:
   Research and development                                5,990                             13,566
   Selling, general and administrative                    16,410                14(T)        82,838
   Amortization of deferred stock compensation                --                              1,202
   Write-off of acquired in-process technology                --                                536
                                                     -----------       -----------      -----------
Total operating expenses                                  22,400                14           98,142

Income (loss) from operations                             (5,202)              (14)         (58,108)

Interest income                                               --                                922
Interest expense                                              --                               (647)
Other expense                                                 --                             (1,712)
                                                     -----------       -----------      -----------
Income (loss) before provision for (benefit of)
   income taxes                                           (5,202)              (14)         (59,545)

Provision for (benefit of) income taxes                   (2,079)                            (1,185)
                                                     -----------       -----------      -----------

Net income (loss)                                    $    (3,123)      $       (14)     $   (58,360)
                                                     ===========       ===========      ===========

Net income (loss) per share
Basic                                                                                   $     (1.68)

Diluted                                                                                 $     (1.68)


Basic                                                                                        34,741

Diluted                                                                                      34,741

                            THE TRIZETTO GROUP, INC.
                     Unaudited Pro Forma Combined Condensed
                      Consolidated Statement of Operations
                          Year Ended December 31, 1999
                                 (in thousands)

                                                               HISTORICAL
                                                     -----------------------------        PRO FORMA        PRO FORMA
                                                       TRIZETTO          ERISCO          ADJUSTMENTS   TRIZETTO & ERISCO
                                                     -----------       -----------       -----------   -----------------
Revenues:
   Recurring revenue                                 $    19,448       $        --                        $    19,448
   Non-recurring revenue                                  13,478                --                             13,478
   Software revenue                                           --            49,307                             49,307
                                                     -----------       -----------       -----------      -----------
Total revenues                                            32,926            49,307                --           82,233

Cost of Revenues:
   Recurring cost revenue                                 17,057                --                             17,057
   Non-recurring cost revenue                              9,751                --                              9,751
   Software cost revenue                                      --            29,068                             29,068
                                                     -----------       -----------       -----------      -----------
Total cost of revenues                                    26,808            29,068                --           55,876

Gross profit                                               6,118            20,239                --           26,357

Operating expenses:
   Research and development                                2,371             2,496                              4,867
   Selling, general and administrative                     9,694             8,720        42,900 (J)           61,314
   Amortization of deferred stock compensation             1,057                --                              1,057
   Write off of acquired in-process technology             1,407                --                              1,407
                                                     -----------       -----------       -----------      -----------
Total operating expenses                                  14,529            11,216            42,900           68,645

Income (loss) from operations                             (8,411)            9,023           (42,900)         (42,288)

Interest income                                              527                                                  527
Interest expense                                            (256)                                                (256)
Other expense                                                 --            (2,750)                            (2,750)
                                                     -----------       -----------       -----------      -----------
Income (loss) before provision for (benefit of)
   income taxes                                           (8,140)            6,273           (42,900)         (44,767)

Provision for (benefit of) income taxes                     (213)            2,704                              2,491
                                                     -----------       -----------       -----------      -----------

Net income (loss)                                    $    (7,927)      $     3,569       $   (42,900)     $   (47,258)
                                                     ===========       ===========       ===========      ===========

Net income (loss) per share
Basic                                                $     (0.85)

Diluted                                              $     (0.85)


Basic                                                      9,376

Diluted                                                    9,376


                                                      HISTORICAL                         PRO FORMA
                                                     -----------        PRO FORMA          TOTAL
                                                         RIMS          ADJUSTMENTS        COMPANY
                                                     -----------       -----------      -----------
Revenues:
   Recurring revenue                                 $        --                        $    19,448
   Non-recurring revenue                                      --                             13,478
   Software revenue                                       40,475                             89,782
                                                     -----------       -----------      -----------
Total revenues                                            40,475                --          122,708

Cost of Revenues:
   Recurring cost revenue                                     --                             17,057
   Non-recurring cost revenue                                 --                              9,751
   Software cost revenue                                  17,690                             46,758
                                                     -----------       -----------      -----------
Total cost of revenues                                    17,690                --           73,566

Gross profit                                              22,785                --           49,142

Operating expenses:
   Research and development                                4,307                              9,174
   Selling, general and administrative                    21,039                18(T)        82,371
   Amortization of deferred stock compensation                --                              1,057
   Write off of acquired in-process technology                --                              1,407
                                                     -----------       -----------      -----------
Total operating expenses                                  25,346                18           94,009

Income (loss) from operations                             (2,561)              (18)         (44,867)

Interest income                                               --                                527
Interest expense                                              --                               (256)
Other expense                                                 --                             (2,750)
                                                     -----------       -----------      -----------
Income (loss) before provision for (benefit of)
   income taxes                                           (2,561)              (18)         (47,346)

Provision for (benefit of) income taxes                     (953)                             1,538
                                                     -----------       -----------      -----------

Net income (loss)                                    $    (1,608)      $       (18)     $   (48,884)
                                                     ===========       ===========      ===========

Net income (loss) per share
Basic                                                                                   $     (2.03)

Diluted                                                                                 $     (2.03)


Basic                                                                                        24,107

Diluted                                                                                      24,107

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION
                                 (IN THOUSANDS)

NOTE 1       SUMMARY OF TRANSACTION - ERISCO

    In connection with TriZetto's acquisition of Erisco, TriZetto exchanged 12,143 shares of common stock, and assumed liabilities of $31.3 million for all of the outstanding shares of Erisco and incurred or are expecting to incur acquisition related costs of approximately $5.8 million.

    The estimated allocation of the purchase price was as follows:


Total current assets                                    $ 36,040
Property and equipment and other noncurrent assets         4,523
Goodwill (a)                                             130,905
Acquired workforce (b)                                     6,330
Core technology (c)                                       31,210
Trade name (d)                                             8,870
Customer lists (e)                                        12,160
                                                        --------
                                                        $230,038
                                                        ========


        (a) Goodwill represents the excess of the purchase price over the fair value of the net assets acquired and will be amortized over five years.

        (b) Acquired workforce was valued on a replacement cost basis and will be amortized on a straightline basis over a three-year period, the period of time TriZetto estimates it will benefit from the workforce.

        (c) Core technology is being amortized on a straightline basis over three years.

        (d) Trade name represents the intangible asset related to Erisco's trade name and is being amortized on a straightline basis over five years.

        (e) Customer lists are being amortized on a straightline basis over five years.

NOTE 2       SUMMARY OF TRANSACTION - RIMS

    In connection with TriZetto's acquisition of RIMS, TriZetto exchanged 2,588 shares of common stock, and assumed liabilities of approximately $38.1 million for all of the outstanding shares of RIMS and incurred or are expecting to incur acquisition related costs of approximately $3.0 million.

   The estimated allocation of the purchase price was as follows:

Total current assets                                    $  6,183
Property and equipment and other noncurrent assets         6,436
Goodwill (a)                                              37,326
Acquired workforce (b)                                    11,060
Core technology (c)                                       16,820
Customer lists (d)                                        21,330
Acquired in-process technology (e)                           890
                                                        --------
                                                        $100,045
                                                        ========


        (a) Goodwill represents the excess of the purchase price over the fair value of the net assets acquired and will be amortized over five years.

        (b) Acquired workforce was valued on a replacement cost basis and will be amortized on a straightline basis over a five-year period, the period of time TriZetto estimates it will benefit from the workforce.

        (c) Core technology is being amortized on a straightline basis over four years.

        (d) Customer lists are being amortized on a straightline basis over five years.

        (e) The valuation of the purchased in-process research and development of $890 was based on the result of valuation using the income approach and applying the percentage completion to the result. Under this method, value is dependent on the present value of future economic benefits to be derived from the ownership of an asset. Central to this method is an analysis of the earnings potential represented by the appraised asset and of the underlying risks associated by obtaining those earnings. Value indications are developed by discounting future net cash flows available for distribution to their present value at market-based rates of return. Management concluded that technological feasibility of the purchased in-process research and development had not been reached, and the technology had no alternative future uses. Accordingly, the amount will be expensed immediately.

NOTE 3       UNAUDITED PRO FORMA COMBINED NET INCOME (LOSS) PER SHARE:

   Basic net income (loss) per share and shares used in computing the net income
(loss) per share for the year ended December 31, 1999 and the nine months ended September 30, 2000 are based upon the historical weighted average common shares outstanding. Dilutive net income (loss) per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and other convertible securities. Potential common stock has been excluded from the computation of net loss per share as its effect would be anti-dilutive.

The 12,143 and 2,588 shares of common stock issued in connection with the acquisition of ERISCO and RIMS, respectively, have been included in the calculation of pro forma basic and diluted net loss per share as follows:

                                                                                     Year Ended               Nine Months Ended
                                                                                     December 31,                September 30,
                                                                                         1999                         2000
                                                                               -------------------------     ----------------------
                                                                                  Basic       Diluted          Basic     Diluted
                                                                               -------------------------     ----------------------

Shares used in computing basic and diluted net loss per share-historical              9,376       9,376          20,010     20,010

Adjustment to reflect common stock issued in acquisition of Erisco                   12,143      12,143          12,143     12,143

Adjustment to reflect common stock issued in acquisition of RIMS                      2,588       2,588           2,588      2,588
                                                                               ------------------------      ---------------------

Shares used in computing pro forma basic and diluted net loss
   per share attributable to common stockholders                                     24,107      24,107          34,741     34,741
                                                                               ========================      =====================

NOTE 4       PRO FORMA ADJUSTMENTS

   The following pro forma adjustments are based upon management's preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

ERISCO ACQUISITION PRO FORMA ADJUSTMENTS

(A) Represents the guaranteed cash that TriZetto received from Erisco's parent company upon the closing of the Erisco merger as stated in the Agreement and Plan of Reorganization, this amount is reclassified from the "due to IMS HEALTH" line on the balance sheet. As the guarantee was limited, the remaining intercompany receivable will not be assumed by TriZetto.

(B) Computer Software has been revalued by an independent appraisal and reclassified as part of intangible assets - "Core technology." See Note
(C).

(C) Represents $189,475 of goodwill and other intangible assets, summarized as follows:

             Goodwill                          $ 130,905
             Core technology                      31,210
             Trade name                            8,870

             Acquired workforce                    6,330
             Customer lists                       12,160
                                               ---------
                                               $ 189,475
                                               =========

(D) Represents estimated accrued transaction costs associated with the acquisition.

(E) Represents the adjustment of Erisco's net deferred tax liabilities to reflect the deferred tax effects of the purchase price allocation.

(F) Represents the elimination of the estimated portion of Erisco's deferred revenue for which no future deliverable or liability exists.

(G) Represents the elimination of $57,057 from Erisco's paid-in-capital account.

(H) Represents the common stock issued in connection with the acquisition (12,143 shares of $0.001 par value common stock at an average price of $15.89 calculated using the average daily closing stock prices from September 28, 2000 through October 4, 2000, resulting in $12 of par value and $192,911 of paid-in-capital).

(I) Represents the elimination of $33,217 from Erisco's accumulated deficit account.

(J) Represents amortization of goodwill and other intangible assets over three to five years.

RIMS ACQUISITION PRO FORMA ADJUSTMENTS

(K) Represents the cash that TriZetto paid for RIMS per the Merger Agreement.

(L) Computer Software has been revalued by a valuation and reclassified as part of intangible assets - "Care technology." See Note (M).

(M) Represents $86,536 of goodwill and other intangible assets, summarized as follows:


Goodwill                $37,326
Core technology          16,820
Acquired workforce       11,060
Customer lists           21,330
                        -------
                        $86,536
                        =======


(N) Represents estimated accrued transaction costs associated with the acquisition.

(O) Represents the adjustment of RIMS' net deferred tax liabilities to reflect the deferred tax effects of the purchase price allocation.

(P) Represents the elimination of the estimated portion of RIMS' deferred revenue for which no future deliverable or liability exists.

(Q) Represents the elimination of $209 from RIMS' paid-in-capital account.

(R) Represents the common stock issued in connection with the acquisition (2,588 shares of $0.001 par value common stock at an average price of $21.20 calculated using the average daily closing stock prices from October 31, 2000 through November 6, 2000, resulting in $2 of par value and $54,862 of paid-in-capital). In addition, TriZetto granted RIMS 300,105 of stock options assumed with a value of $4,718 determined based on an option pricing model.

(S) Represents the elimination of $132,000 from RIMS' accumulated deficit account and the immediate write off of in-process technology resulting from the RIMS acquisition of $890 (NOTE 2(e)).

(T) Represents amortization of goodwill and other intangible assets over four to five years.